SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

        Date of Report (date of earliest event reported): April 30, 2007

                               XEROX CORPORATION
             (Exact name of registrant as specified in its charter)


            New York                       1-4471               16-0468020
  (State or other jurisdiction    (Commission File Number)     (IRS Employer
       of incorporation)                                    Identification No.)

                              800 Long Ridge Road
                                 P. O. Box 1600
                        Stamford, Connecticut 06904-1600
              (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (203) 968-3000

                                 Not Applicable
         (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into Material Definitive Agreements

On April 30, 2007, Xerox Corporation ("Xerox" or "we") amended and restated its $1.25 billion unsecured revolving credit facility that was entered into in April 2006 (the "2006 Credit Facility"). The amended and restated facility, with affiliates of Citibank, N.A. and JPMorgan Chase Bank, N.A., as lead arrangers and bookrunners, and a group of lenders (the "2007 Credit Facility"), has been increased to $2 billion and includes a $300 million letter of credit subfacility. The 2007 Credit Facility also includes an accordion feature, which would allow us to increase from time to time, with willing lenders, the overall size of the facility to an aggregate amount not to exceed $2.5 billion. The 2007 Credit Facility matures on April 30, 2012, although we have the right to request a one year extension on each of the first and second anniversaries of the facility.

On April 30, 2007, Xerox also entered into a $1 billion interim bridge credit facility with Citibank, N.A., as administrative agent, and Citigroup Global Markets Inc. and J.P. Morgan Securities Inc., as joint lead arrangers and bookrunners, and a group of lenders (the "Interim Facility", each of the "2007 Credit Facility" and the "Interim Facility" individually a "facility", and collectively the "facilities"). The Interim Facility matures on April 28, 2008.

The proceeds of the facilities will be used to provide working capital for Xerox and its subsidiaries and for general corporate purposes.

Our obligations under the facilities are unsecured and are not guaranteed by any of our subsidiaries. However, if in the future any of our domestic subsidiaries guarantee any debt for money borrowed by Xerox of more than $100 million, that subsidiary is required to guaranty Xerox's obligations under the facilities as well. In the event any of our subsidiaries borrows under the 2007 Credit Facility, its borrowings thereunder would be guaranteed by Xerox.

The facilities contain various conditions to borrowing, events of default and affirmative, negative and financial maintenance covenants, which are substantially identical to those included in the 2006 Credit Facility, which are described in our Annual Report on Form 10-K for the year ended December 31, 2006.

The foregoing description of the terms and conditions of the facilities is not complete and is in all respects subject to the actual provisions of each of the facilities, copies of which have been filed as exhibits to this Current Report on Form 8-K.


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Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an
Off-Balance Sheet Arrangement of a Registrant.

Information reported under Item 1.01 of this Current Report on Form 8-K is incorporated by reference in response to this Item 2.03.


Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

Exhibit No.    Description
-----------    ----------------------------------------------------------------

10(j) Form of $2.0 Billion Credit Agreement dated as of April 30, 2007 between Xerox Corporation, the Initial Lenders named therein, Citibank, N.A. as administrative agent and Citigroup Global Markets Inc. and J.P. Morgan Securities Inc. as joint lead arrangers and bookrunners.

10(l) Form of $1.0 Billion Credit Agreement dated as of April 30, 2007 between Xerox Corporation, the lenders named therein, Citibank, N.A. as administrative agent, JPMorgan Chase Bank, N.A., as syndication agent, and Citigroup Global Markets Inc. and J. P. Morgan Securities Inc., as joint lead arrangers and joint bookrunners.


                           Forward Looking Statements

This Current Report on Form 8-K and any exhibits to this Report may contain "forward-looking statements" as defined in the Private Securities Litigation Reform Act of 1995. The words "anticipate," "believe," "estimate," "expect," "intend," "will," "should" and similar expressions, as they relate to us, are intended to identify forward-looking statements. These statements reflect management's current beliefs, assumptions and expectations and are subject to a number of factors that may cause actual results to differ materially. These factors include but are not limited to: the outcome of litigation and regulatory proceedings to which we may be a party; actions of competitors; changes and developments affecting our industry; quarterly or cyclical variations in financial results; development of new products and services; interest rates and cost of borrowing; our ability to maintain and improve cost efficiency of operations; changes in foreign currency exchange rates; changes in economic conditions, political conditions, trade protection measures, licensing requirements and tax matters in the foreign countries in which we do business; reliance on third parties for manufacturing of products and provision of services; our ability to successfully integrate Global Imaging Systems, Inc. into our operations and other risks that are set forth in the "Risk Factors" section, the "Legal Proceedings" section, the "Management's Discussion and Analysis of Results of Operations and Financial Condition" section and other sections of our Quarterly Report on Form 10-Q for the quarter ended March 31, 2007, as well as in our 2006 Form 10-K filed with the Securities and Exchange Commission ("SEC"). The company assumes no obligation to update any forward-looking statements as a result of new information or future events or developments, except as required by law.



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

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly authorized this Report to be signed on its behalf by the undersigned duly authorized.

Date: May 1, 2007


                                             XEROX CORPORATION


                                             By: /s/ Rhonda L. Seegal
                                                 ----------------------------
                                                 Rhonda L. Seegal
                                                 Vice President and Treasurer



                                 EXHIBIT INDEX

Exhibit No.    Description
-----------    ----------------------------------------------------------------

10(j) Form of $2.0 Billion Credit Agreement dated as of April 30, 2007 between Xerox Corporation, the Initial Lenders named therein, Citibank, N.A. as administrative agent and Citigroup Global Markets Inc. and J.P. Morgan Securities Inc. as joint lead arrangers and bookrunners.

10(l) Form of $1.0 Billion Credit Agreement dated as of April 30, 2007 between Xerox Corporation, the lenders named therein, Citibank, N.A. as administrative agent, JPMorgan Chase Bank, N.A., as syndication agent, and Citigroup Global Markets Inc. and J. P. Morgan Securities Inc., as joint lead arrangers and joint bookrunners.